Exhibit 10.3

AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AMENDMENT NO. 2 LOAN AGREEMENT dated as of December 27, 2011 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Amendment”) is by and among OSH PROPERTIES LLC, a Delaware limited liability company (the “Company”), those lenders which are signatories hereto (the “Signing Lenders”), WELLS FARGO BANK, N.A., a national banking association, as administrative agent for Lenders hereunder (in such capacity, the “Administrative Agent”) and is acknowledged and agreed to by each of the entities referenced on the signature pages hereto as Guarantor. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in or otherwise referenced pursuant to the Loan Agreement.

WITNESSETH

WHEREAS, the Company, each Lender party thereto from time to time and the Administrative Agent are parties to that certain Loan Agreement dated as of October 27, 2010, as amended by that certain Amendment No. 1 to Loan Agreement dated as of December 19, 2011 (as previously or hereinafter amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, regarding the Loan Agreement, the Company has requested certain modifications as described in this Amendment; and

WHEREAS, the Lenders and the Administrative Agent have agreed to such modifications of the Loan Agreement, in all cases subject to the terms and conditions of this Amendment and subject to obtaining the acknowledgement of this Amendment by the parties referenced on the signature pages hereto;

NOW THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this Amendment, the parties hereto hereby covenant, agree, represent and warrant as follows:

ARTICLE I

AMENDMENTS

1. Section 1.1 of the Loan Agreement is amended to replace the following definitions in appropriate alphabetical order:

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day; (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%, in each instance as of such date of determination; or (c) the LIBOR Rate plus 1.00%. For purposes hereof: “Prime Rate” shall mean, at any time, the rate of interest per annum publicly announced or otherwise identified from time to time by Wells Fargo at its principal office in San Francisco, California as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Wells Fargo as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and “Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by Administrative Agent from three (3) federal funds brokers of recognized standing selected by it.

If for any reason Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of Administrative Agent to obtain sufficient quotations in accordance with the terms above, Administrative Agent may select a reasonably comparable index or source to use as the basis for the Alternate Base Rate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in any of the foregoing will become effective on the effective date of such change in the Federal Funds Rate or the Prime Rate.

“Eurodollar Rate” shall mean, with respect to any Interest Period, an interest rate equal to the LIBOR Rate plus five and seventy-five hundredths percent (5.75%) per annum.

“LIBOR” shall mean,

(a) for any Interest Period for a LIBOR Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for one-month deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; provided, however, if more than one (1) rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, such rate is not available, then “LIBOR” shall mean the rate per annum at which, as determined by Administrative Agent, Dollars in an amount comparable to the portion of the Loan then requested are being offered to leading banks at approximately 11:00 a.m. (London time), two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a one-month period; and

(b) for any interest calculation with respect to a Loan with interest calculated at the Alternate Base Rate on any date, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for one-month deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to such date; provided, however, if more than one (1) rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, such rate is not available, then “LIBOR” shall mean the rate per annum at which, as determined by Administrative Agent, Dollars in an amount comparable to the portion of the Loan then requested are being offered to leading banks at approximately 11:00 a.m. (London time), two (2) Business Days prior to such date for settlement in immediately available funds by leading banks in the London interbank market for a one-month period.

“Term Loan Agreement” shall mean that certain Amended and Restated Senior Secured Term Loan Agreement dated as of December 22, 2011 among Parent, JPMorgan Chase Bank, N.A., as administrative agent thereunder, and the other parties thereto.

ARTICLE II

CONDITIONS PRECEDENT

This Amendment shall be effective and binding on the parties hereto on the date (the “Amendment Closing Date”) upon which the following conditions precedent are satisfied or waived (and with respect to each agreement, document or other deliverable hereunder, each such item shall be in form and substance satisfactory to the Administrative Agent, which shall be evidenced by the execution and delivery of this Amendment by the Administrative Agent):

1. Amendment. Receipt by the Administrative Agent of this Amendment executed and delivered by the Company, the Required Lenders and the Administrative Agent and acknowledged and agreed to by each of the entities referenced on the signature pages hereto as Guarantor.

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2. Fees. The Administrative Agent shall have received from the Company (a) a fee payable in Dollars for the account of each Lender that has returned an executed counterpart to this Amendment at or prior to 5:00 p.m., New York City time on December 27, 2011 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.25% of the aggregate principal amount of the Loan held by such Consenting Lender as of the Consent Deadline and (b) the fees referenced in the letter agreement dated as of December 19, 2011 executed by Weston Garrett, on behalf of Wells Fargo Securities, LLC, and by Chris Newman, on behalf of the Company.

3. Officer’s Certificate. Receipt by the Administrative Agent of an officer’s certificate from the Company certifying that no Default or Event of Default has occurred and is continuing as of the date of this Amendment.

4. Amendment No. 2 to Lease. Receipt by the Administrative Agent of the Amendment No. 2 to Lease dated as of the date hereof (“Amendment No. 2 to Lease”), executed and delivered by the parties thereto.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to and for the benefit of the Lenders, the Administrative Agent and their respective successors and assigns as follows (each such representation and warranty to be made and to be effective as of the date of this Amendment):

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) The Company has full power, authority and legal right to enter into and perform its obligations under this Amendment;

(c) This Amendment has been duly and legally authorized by all necessary action taken by the Company and has been duly executed and delivered by the Company;

(d) The execution, delivery and performance by the Company of this Amendment are not in violation of its limited liability company agreement or any other governing document or instrument to which it is a party or to which it is subject, of any United States federal, state or local judgment, order, decree, law or governmental rule or regulation applicable to it or its assets and will not contravene the provisions of, or constitute a default under, any indenture, agreement, lease or license to which it is a party or by which its properties may be bound or affected and do not create any lien, encumbrance or claim of any kind upon any of the Properties;

(e) This Amendment is the legal, valid, binding and enforceable obligation of the Company, enforceable against the Company in accordance with the terms thereof;

(f) Each representation and warranty of the Company in the Loan Documents (as amended by this Amendment) is true and correct as of the date of this Amendment, except to the extent that any such representation and warranty relates to an earlier date, in which case such representation and warranty was true and correct as of such earlier date; and

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(g) There is no Default or Event of Default existing as of the date of this Amendment, and the execution and delivery by the Company of this Amendment will not result in any Default or Event of Default.

ARTICLE IV

MISCELLANEOUS

1. Full Force and Effect. All of the terms and provisions of the Loan Agreement are hereby ratified and affirmed in their entirety and shall remain in full force and effect.

2. Costs and Expenses. The Company agrees to pay all reasonable costs and out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

4. Action on Behalf of All Lenders. By executing and delivering this Amendment, the Signing Lenders (to the extent the Signing Lenders are sufficient to qualify as the Required Lenders) and the Administrative Agent hereby bind and make effective this Amendment for all Lenders and the Administrative Agent.

5. Action on Behalf of Guarantor. By executing and delivering this Amendment, the parties referenced on the signature pages hereto as Guarantor hereby acknowledge and agree to all terms and provisions of this Amendment and their continuing obligations as Guarantor in connection with the Loan Documents.

6. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

7. Appraisals. On or prior to the date 45 days following the date of this Amendment, the Company shall cause an Appraisal of each Property then subject to the Loan Documents to be delivered to the Administrative Agent, with each such Appraisal to be in form and substance reasonably satisfactory to the Administrative Agent.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:

OSH PROPERTIES LLC, a Delaware limited liability company

By:	/s/ Michael Fox
Name:	Michael Fox
Title:	SVP & General Counsel

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AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

SIGNING LENDERS:

WELLS FARGO BANK, N.A.

By:	/s/ Weston R. Garrett
Name:	Weston R. Garrett
Title:	Managing Director

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AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

BANK OF AMERICA, N.A.

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Senior Vice President

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AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

UNION BANK, N.A.

By:	/s/ Brent Housteau
Name:	Brent Housteau
Title:	Vice President

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AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

CALIFORNIA FIRST NATIONAL BANK

By:	/s/ Don Lee
Name:	Don Lee
Title:	SVP

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AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

CITY NATIONAL BANK

By:	/s/ Jennifer Velez
Name:	Jennifer Velez
Title:	Vice President

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AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

AIB DEBT MANAGEMENT, LTD.

By:	/s/ Joseph Augustini
Name:	Joseph Augustini
Title:	Senior Vice President
Investment Advisor to
AIB Debt Management, Limited

By:	/s/ Fern Lindsay
Name:	Fern Lindsay
Title:	Assistant Vice President
Investment Advisor to
AIB Debt Management, Limited

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AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, N.A.

By:	/s/ John D. Altmeyer
Name:	John D. Altmeyer
Title:	Vice President

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AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

Acknowledged and Agreed:

GUARANTOR:

ORCHARD SUPPLY HARDWARE LLC, a Delaware limited liability company

By:	Orchard Supply Hardware Stores Corporation, its Sole Member

By:	/s/ Michael Fox
Name:	Michael Fox
Title:	SVP & General Counsel

AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

Acknowledged and Agreed:

GUARANTOR:

ORCHARD SUPPLY HARDWARE STORES CORPORATION, a Delaware corporation

By:	/s/ Michael Fox
Name:	Michael Fox
Title:	SVP & General Counsel

AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC

Acknowledged and Agreed:

GUARANTOR:

OSH FINANCE CORPORATION, a Delaware corporation

By:	/s/ Michael Fox
Name:	Michael Fox
Title:	SVP & General Counsel

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AMENDMENT NO. 2 TO LOAN AGREEMENT

OSH PROPERTIES LLC